Supplement Dated February 6, 2003
To the Prospectus of Vintage Mutual Funds, Inc.
Dated July 29, 2002

It was recently discovered that a typographical error was made in the July 29, 2002 Prospectus of Vintage Mutual Funds, Inc. Limited Term Bond Fund and Bond Fund Principal Investment Strategies sections. These Funds' investment policies relating to investments in high quality fixed-income securities have stated since inception that they will invest at least 65 percent of its net assets in fixed-income securities rated within the three highest rating categories or, if unrated, of comparable quality. The typographical error changed this to 80 percent.

The Principal Investment Strategies section for the Limited Term Bond Fund should read as follows:

Principal Investment Strategies. The Fund invests primarily in a diversified portfolio of fixed-income securities, including corporate debt securities, U.S. Government securities, and mortgage-related securities. The Fund normally invests more than 65 percent of its net assets in fixed-income securities rated within the three highest rating categories or, if unrated, of comparable quality. The Fund expects to maintain a dollar-weighted average portfolio maturity of 1 to 4 years.

The Principal Investment Strategies section for the Bond Fund should read as follows:

Principal Investment Strategies. The Fund invests primarily in a diversified portfolio of fixed-income securities, including corporate debt securities, U.S. Government securities, and mortgage-related securities. The Fund normally invests more than 65 percent of its net assets in fixed-income securities rated within the three highest rating categories or, if unrated, of comparable quality. The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years.